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                                                                  EXHIBIT 23.1


                 CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 29, 1998 in the Registration Statement (Form S-1) of Faroudja, Inc. for the registration of shares of its Common Stock.



                              /s/ Ernst & Young LLP
                              ----------------------------
                              ERNST & YOUNG LLP


Palo Alto, California
July 23, 1998